UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 30, 2005

GENER8XION ENTERTAINMENT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-15382	13-3341562
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

2021 Lincoln Street
Burbank, California 91504
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(323) 874-9888
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

3400 West Cahuenga Boulevard
Hollywood, California 90068

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2005, the Registrant acquired substantially all of the assets of Merd Holdings, LLC, doing business as Cinemills("Cinemills"). The Registrant issued 100,000 shares of its common stock and paid $438,498 of Cinemills' outstanding liabilities in exchange for the Cinemills' assets.

Cinemills manufactures quality lighting equipment and markets its products worldwide to the motion picture, television and related industries.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

The unaudited balance sheet of Merd Holdings, LLC as of September 30, 2005, and the unaudited statement of operations, and notes thereto, for the nine months ended September 30, 2005, and 2004 are filed as Exhibit 99.10 hereto.

The audited balance sheet of Merd Holdings, LLC as of December 31, 2004, and the audited statements of operations, statements of members’ equity (deficit) and statements of cash flows, and the notes thereto, for the years ended December 31, 2003 and 2004, and the report of Stonefield Josephson, Inc on the audited financial statements, are filed as Exhibit 99.10.

 (b)          Pro Forma Financial Information.

The unaudited pro forma consolidated condensed balance sheet as of July 31, 2005 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended July 31, 2005 and the year ended October 31, 2004 gives effect to the acquisition of Cinemills as if it had occurred on November 1, 2003, and related notes thereto, are filed as Exhibit 99.11.

(c)           Exhibits

Exhibit No.	Description
10.5	Assets Purchase Agreement between Registrant and Merd Holdings, LLC incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed on October 17, 2005.

99.1	Press Release dated October 3, 2005, incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K filed on October 17, 2005.

99.10	Unaudited balance sheet of Merd Holdings, LLC as of September 30, 2005, and the unaudited statement of operations, and notes thereto, for the nine months ended September 30, 2005 and 2004.

99.10
Audited balance sheet of Merd Holdings, LLC as of December 31, 2004, and the audited statements of operations, statements of members’ equity (deficit) and statements of cash flows, and the notes thereto, for the years ended December 31, 2003 and 2004, and the report of Stonefield Josephson, Inc on the audited financial statements.

99.11
Unaudited pro forma consolidated condensed balance sheet as of July 31, 2005 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended July 31, 2005 and the year ended October 31, 2004 gives effect to the acquisition of Cinemills as if it had occurred on November 1, 2003, and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8XION ENTERTAINMENT, INC. (Registrant)

By:	/s/ Matthew Crouch

Name:	Matthew Crouch
Title:	Chief Executive Officer

Date: January 26 , 2007